SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               EPIX Medical, Inc.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                                              04-3030815
-----------------------                                  --------------------
(State of incorporation                                    (I.R.S. Employer
 or organization)                                         Identification No.)


    71 Rogers Street, Cambridge, Massacuhusetts                    02142
   --------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)


        Securities to be registered pursuant to Section 12(b) of the Act:


Title of each class                              Name of each Exchange on which
to be so registered                              each class is to be registered
-------------------                              -------------------------------

       None                                                  None
-------------------                              -------------------------------



        Securities to be registered pursuant to Section 12(g) of the Act:


                          Common Stock, $.01 par value
                                (Title of Class)

Item 1.           Description of Registrant's Securities to be Registered.

         See "Description of Capital Stock" on page 54 of the Registration Statement on Form S-1 of EPIX Medical, Inc. (the "Registrant") filed with the Securities and Exchange Commission on December 10, 1996 under the Securities Act of 1933, as amended, which is hereby incorporated by reference pursuant to Rule 12b-23 of the Securities Exchange Act of 1934, as amended.


Item 2.           Exhibits.

                  2.1 Specimen certificate for shares of Common Stock, $0.01 par value, of the Registrant. Filed as Exhibit
                            4.1 to the Registrant's Registration Statement on
                            Form S-1 and hereby incorporated by reference.

                  2.2       Restated Certificate of Incorporation of Registrant.
                            Filed as Exhibit 3.1 to the Registrant's Registration
                            Statement on Form S-1 and hereby incorporated by reference.

                  2.3       Certificate of Amendment of Restated Certificate of
                            Incorporation of Registrant, as proposed. Filed as
                            Exhibit 3.2 to the Registrant's Registration
                            Statement on Form S-1 and hereby incorporated by reference.

                  2.4       Form of Restated Certificate of Incorporation of
                            Registrant.  Filed as Exhibit 3.3 to the Registrant's
                            Registration Statement on Form S-1 and hereby incorporated by reference.

                  2.5       By-Laws of the Registrant, as amended.  Filed as
                            Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 and hereby incorporated by reference.

                  2.6       Form of Amended and Restated By-Laws of Registrant.
                            Filed as Exhibit 3.5 to the Registrant's Registration
                            Statement on Form S-1 and hereby incorporated by reference.

                  2.7       Third Amended and Restated Stockholders' Rights
                            Agreement dated May 29, 1996 among the Registrant and certain of its stockholders. Filed as Exhibit
                            10.22 to the Registrant's Registration Statement on
                            Form S-1 and hereby incorporated by reference.

                  2.8       Amendment No. 1 to Third Amended and Restated Stockholders'
                            Rights Agreement dated May 31, 1996.  Filed as Exhibit 10.24 to the Registrant's Registration Statement on Form S-1
                            and hereby incorporated by reference.

                  2.9       Amendment No. 2 to Third Amended and Restated
                            Stockholder's Rights Agreement dated December 6, 1996.
                            Filed as Exhibit 10.27 to the



                                       -2-




                            Registrant's Registration Statement on Form S-1 and hereby incorporated by reference.

                  2.10      Amended and Restated 1992 Equity Incentive Plan.  Filed
                            as Exhibit 10.28 to the Registrant's Registration Statement
                            on Form S-1 and hereby incorporated by reference.

                  2.11      Form of Incentive Stock Option Certificate.  Filed as
                            Exhibit 10.29 to the Registrant's Registration Statement
                            on Form S-1 and hereby incorporated by reference.

                  2.12      Form of Nonstatutory Stock Option Certificate.
                            Filed as Exhibit 10.30  to the Registrant's Registration
                            Statement on Form S-1 and hereby incorporated by reference.

                  2.13      1996 Director Stock Option Plan.  Filed as Exhibit 10.31
                            to the Registrant's Registration Statement on Form S-1
                            and hereby incorporated by reference.

                  2.14      1996 Employee Stock Purchase Plan.  Filed as Exhibit 10.32
                            to the Registrant's Registration Statement on Form S-1
                            and hereby incorporated by reference.

                  2.15      Form of Stock Purchase and Right of First Refusal Agreement.
                            Filed as  Exhibit 10.37 to the Registrant's Registration
                            Statement on Form S-1 and hereby incorporated by reference.


                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                        EPIX MEDICAL, INC.


Dated:  December 10, 1996               By: /s/ Michael D. Webb
                                            -------------------------
                                            Michael D. Webb
                                            President, Chief Executive Officer,
                                            Secretary and Director

                                  EXHIBIT INDEX




         Exhibit No.                        Description
         ----------                         ------------
                  2.1       Specimen certificate for shares of Common Stock,
                            $0.01 par value, of the Registrant. Filed as Exhibit
                            4.1 to the Registrant's Registration Statement on
                            Form S-1 and hereby incorporated by reference.

                  2.2       Restated Certificate of Incorporation of Registrant.
                            Filed as Exhibit 3.1 to the Registrant's Registration
                            Statement on Form S-1 and hereby incorporated by reference.

                  2.3       Certificate of Amendment of Restated Certificate of
                            Incorporation of Registrant, as proposed. Filed as
                            Exhibit 3.2 to the Registrant's Registration
                            Statement on Form S-1 and hereby incorporated by reference.

                  2.4       Form of Restated Certificate of Incorporation of
                            Registrant.  Filed as Exhibit 3.3 to the Registrant's
                            Registration Statement on Form S-1 and hereby incorporated by reference.

                  2.5       By-Laws of the Registrant, as amended.  Filed as
                            Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 and hereby incorporated by reference.

                  2.6       Form of Amended and Restated By-Laws of Registrant.
                            Filed as Exhibit 3.5 to the Registrant's Registration
                            Statement on Form S-1 and hereby incorporated by reference.

                  2.7       Third Amended and Restated Stockholders' Rights
                            Agreement dated May 29, 1996 among the Registrant and certain of its stockholders. Filed as Exhibit
                            10.22 to the Registrant's Registration Statement on
                            Form S-1 and hereby incorporated by reference.

                  2.8       Amendment No. 1 to Third Amended and Restated Stockholders'
                            Rights Agreement dated May 31, 1996.  Filed as Exhibit 10.24 to the Registrant's Registration Statement on Form
                            S-1 and hereby incorporated by reference.

                  2.9       Amendment No. 2 to Third Amended and Restated Stockholder's
                            Rights Agreement dated December 6, 1996.  Filed as
                            Exhibit 10.27 to the Registrant's Registration Statement
                            on Form S-1 and hereby incorporated by reference.


                                       -5-



                  2.10      Amended and Restated 1992 Equity Incentive Plan.  Filed as Exhibit
                            10.28 to the Registrant's Registration Statement on Form S-1 and
                            hereby incorporated by reference.

                  2.11      Form of Incentive Stock Option Certificate.  Filed as Exhibit 10.29 to
                            the Registrant's Registration Statement on Form S-1 and hereby incorporated by reference.

                  2.12      Form of Nonstatutory Stock Option Certificate.  Filed as Exhibit
                            10.30 to the Registrant's Registration Statement on Form S-1 and
                            hereby incorporated by reference.

                  2.13      1996 Director Stock Option Plan.  Filed as Exhibit 10.31 to the
                            Registrant's Registration Statement on Form S-1 and hereby incorporated by reference.

                  2.14      1996 Employee Stock Purchase Plan.  Filed as Exhibit 10.32 to the
                            Registrant's Registration Statement on Form S-1 and hereby incorporated by reference.

                  2.15      Form of Stock Purchase and Right of First Refusal Agreement.  Filed
                            as Exhibit 10.37 to the Registrant's Registration Statement on Form
                            S-1 and hereby incorporated by reference.



                                       -6-